Derivative Financial Instruments	9 Months Ended
Sep. 30, 2011
Derivative Financial Instruments [Abstract]
Derivative Financial Instruments

3. Derivative Financial Instruments

The Company's derivative financial instruments are as follows:

May 2005 Option

In May 2005, the Company entered into an interest rate option agreement (the "May 2005 Option"), that provided Bank of America, N.A. the right to enter into an underlying swap agreement with the Company for two years, from March 13, 2009 through March 13, 2011.

The May 2005 Option was exercised effective March 13, 2009. This instrument was not highly effective in mitigating the risks in the Company's cash flows, and therefore the Company deemed it speculative, and accounted for changes in the May 2005 Option's value as interest expense. The Company's balance sheets as of September 30, 2011 and December 31, 2010 reflect current liabilities of zero and $3.7 million, respectively, to include the fair value of the May 2005 Option. The Company reported interest income of $3.7 million, inclusive of the fair value adjustment, during the nine months ended September 30, 2011. There was no income statement impact during the three month period in 2011. Additionally for the three and nine months ended September 30, 2010, the Company reported $0.0 million and $1.2 million in interest income, respectively, related thereto.

The Company does not utilize financial instruments for trading or other speculative purposes.

Green Bay Option

On April 10, 2009 (the "Acquisition Date"), Clear Channel and the Company entered into an LMA pursuant to which the Company is responsible for operating (i.e., programming, advertising, etc.) five Green Bay radio stations and must pay Clear Channel a monthly fee of approximately $0.2 million for a five year term (expiring December 31, 2013), in exchange for the Company retaining the operating profits from managing the radio stations. Clear Channel also has a put option (the "Green Bay Option") that would allow it to require the Company to purchase the five Green Bay radio stations at any time during the two-month period commencing July 1, 2013 (or earlier if the LMA is terminated before this date) for $17.6 million (the fair value of the radio stations as of April 10, 2009). The Company accounts for the Green Bay Option as a derivative contract. Accordingly, the fair value of the put was recorded as a liability offsetting the gain at the Acquisition Date with subsequent changes in the fair value recorded through earnings. The fair value of the Green Bay Option was determined using inputs that are supported by little or no market activity (a "Level 3" fair value measurement). The fair value represents an estimate of the net amount that the Company would be required to pay if the Green Bay Option was transferred to another party as of the date of the valuation (see Note 5, "Fair Value Measurements").

The following table sets forth the location and fair values of derivatives in the unaudited consolidated balance sheets (dollars in thousands):

Information on the Location and Amounts of Derivatives Fair Values in the

Unaudited Consolidated Balance Sheets

		Fair Value
	Balance Sheet Location	September 30, 2011	December 31, 2010
Derivatives not designated as hedging instruments:
Green Bay Option	Other long-term liabilities	$10,711	$8,030
May 2005 Option	Other current liabilities	—	3,683

	Total	$10,711	$11,713

The location and fair values of derivatives in the unaudited consolidated statements of operations are shown in the following table (dollars in thousands):

Information on the Location and Amounts of Derivatives Fair Values in the

Unaudited Consolidated Statements of Operations

		Amount of (Expense) Income Recognized on Derivatives
Derivative Instrument	Statement of Operations Location	For the Three Months Ended September 30, 2011	For the Nine Months Ended September 30, 2011
Green Bay Option	Realized loss on derivative instrument	$(1,436)	$(2,681)
May 2005 Option	Interest expense	—	3,683

	Total	$(1,436)	$1,002